UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2026

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 21, 2026, Zentalis Pharmaceuticals, Inc. (“Zentalis” or the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On May 21, 2026, Zentalis Pharmaceuticals, Inc. (the “Company”) announced that data from Part 1 of the Phase 1b MUIR trial will be presented at the 2026 American Society of Clinical Oncology ("ASCO") Annual Meeting, being held May 29 – June 2, 2026, in Chicago, Illinois.

MUIR is a multi-part, open-label Phase 1b clinical trial evaluating azenosertib in combination with chemotherapy in patients with ovarian cancer. Part 1 evaluated azenosertib in combination with four chemotherapy regimens in patients with platinum-resistant ovarian cancer ("PROC"), with data from the paclitaxel arm presented at ASCO as paclitaxel is commonly used across multiple tumor types, including ovarian cancer. Data from the other combination arms will be presented separately at a later date. The findings reflect a December 1, 2025 data cutoff and include 46 patients who received azenosertib across four dose cohorts — 200 mg QD continuously or 200 mg, 250 mg, or 300 mg QD intermittently (5 days on, 2 days off) — in combination with paclitaxel 80 mg/m². All patients had received prior paclitaxel.

In an all-comer PROC population across all four dose cohorts (n=46), the following clinical activity was observed:

•Overall Response Rate (ORR): 39.1% (95% CI: 25.1–54.6)
•Clinical Benefit Rate (CBR): 58.7% (95% CI: 42.2–73.0)
•Median Duration of Response (DOR): 5.6 months (95% CI: 5.6–9.2)
•Median Progression-Free Survival (PFS): 7.3 months (95% CI: 3.7–7.5)

Clinical activity was broadly comparable in Cyclin E1-positive patients (ORR: 41.4% [95% CI: 23.5-61.1]; median PFS: 7.3 months [95% CI: 3.7-9.1]) and Cyclin E1-negative patients (ORR: 35.7% [95% CI: 12.8-64.9]; median PFS: 5.4 months [95% CI: 1.7-NE]), suggesting that Cyclin E1-positive biomarker status may not be required to derive benefit when azenosertib is combined with a cytotoxic agent.

At the 250 mg intermittent (5:2) dose cohort (n=12), which demonstrated the potential optimal therapeutic index, the following clinical activity was observed:

•ORR: 50.0% (95% CI: 21.1–78.9), including one complete response
•CBR: 66.7% (95% CI: 34.9-90.1)
•Median DOR: 9.2 months (95% CI: 3.8–NE)
•Median PFS: 5.5 months (95% CI: 1.7–12.9)

As of the December 1, 2025 data cutoff, a manageable safety profile with a low rate of high-grade events across all four dose cohorts (n=46) was observed:

•The most common all-grade treatment-related adverse events (TRAEs): fatigue (60.9%), anemia (58.7%), nausea (52.2%), and neutropenia (50.0%).
•The most frequent Grade ≥3 TRAEs: neutropenia (30.4%) and anemia (19.6%); rates of high-grade fatigue and nausea were less than 10%.
•Serious TRAEs occurred in approximately 20% of patients; the most frequent were fatigue, diarrhea, and neutropenia, each of which occurred in 2 patients.

•Of 15 patients (32.6%) who discontinued due to adverse events, approximately half discontinued paclitaxel only and were able to continue on azenosertib monotherapy until disease progression.
•One Grade 5 event due to sepsis was assessed as related to azenosertib by the investigator (previously reported in June 2024). While the role of azenosertib cannot be excluded, the event may have been attributable to the patient's advanced disease, given the absence of neutropenia and negative blood cultures at the time of the event.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding: the continued development of azenosertib; the clinical and therapeutic potential of azenosertib as a monotherapy and as a combination agent; the potential benefits of azenosertib across multiple lines of ovarian cancer and other tumor types; the presentation of data from other combination arms; the significance of the referenced results; and the Company’s presentation at ASCO. The terms "evaluate," “develop,” “expect,” “intend,” “plan,” “potential,” “may,” “strategy,” "suggest," and “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has incurred and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s substantial dependence on the success of azenosertib; the Company’s plans, including the costs thereof, of development of companion diagnostics; the outcome of early clinical trials may not be predictive of the success of later clinical trials; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; the Company’s product candidates may cause serious adverse side effects; the Company's ability to establish effective sales or marketing capabilities; the interim and preliminary data from the Company's clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; if the Company's confirmatory trials do not verify clinical benefit, the FDA may seek to withdraw accelerated approval; the Company's ability to establish effective sales or marketing capabilities; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and the Company’s other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on May 21, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: May 21, 2026	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer